SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 18, 1998
    -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





      Delaware               1 - 14108                   47-0649117
----------------------   -------------------   --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (773) 399-2500
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.


         On February 18, 1998, 360 Communications Company (the "Company") issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the fourth quarter and year-end 1997. A copy of such press release is attached hereto as Exhibit 1.



Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 1: Press Release issued by 360 Communications Company on February 18, 1998 announcing the consolidated operating results of the Company and its subsidiaries for the fourth quarter and year-end 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Jeffery R. Gardner
                                                 Jeffery R. Gardner
                                                 Senior Vice President - Finance
                                                 (Principal Accounting Officer)



Date:  February 18, 1998

                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

   1 Press Release issued by 360 Communications Company on February 18, 19987 announcing the consolidated operating results of the Company and its subsidiaries for the fourth quarter and year-end 1997.

360     Communications....Corporate     Communications....8725     W.    Higgins
Road....Chicago, Illinois 60631....(773)399-2200


                                                           FOR IMMEDIATE RELEASE

MEDIA:
Margaret Kirch Cohen       Sal Cinquegrani
(773) 399-2385             (773) 399-2783

ANALYSTS:
Linda Wait
(773) 399-2284


                360 COMMUNICATIONS REPORTS RECORD FOURTH QUARTER,
                1997 NET INCOME, REVENUES AND OPERATING CASH FLOW


         (Chicago) Feb. 18, 1998 -- Chicago-based 360 Communications Company (NYSE: XO) today reported record fourth quarter and year-end 1997 net income, revenues and operating cash flow.
         360 reported record net income of $21.4 million, or 18 cents per share, for the fourth quarter of 1997, up from $5.4 million, or 4 cents per share, for the fourth quarter of 1996. For the year ended Dec. 31, 1997, the company reported record net income of $81.5 million, or 67 cents per share, up from $59.5 million, or 50 cents per share, in the prior year. 1997 earnings per share increased 350 percent for the quarter and 34 percent for the year, compared with the same periods during 1996.
         "During 1997 we achieved healthy revenue growth and delivered substantially improved earnings," said Dennis Foster, president and chief executive officer of 360 Communications. "We have made tremendous progress toward our strategic goals of achieving industry-leading results in our core wireless business, creating new revenue sources by leveraging our incumbent position, strong brand and local presence, and strengthening our regional market clusters."

                                     -more-

360 Reports Fourth Quarter/Year-end Results
Page 2



         "During 1998 we will continue to focus on increasing revenue by offering multiple telecommunications services, highlighted by our bundled service package of cellular, paging and residential long distance. We also are accelerating the deployment of Code Division Multiple Access (CDMA) digital service to deliver more minutes of use to our customers at a lower cost per minute. Our plans to launch digital service in Raleigh during the second quarter of this year are on target, and our digital plans are well under way in five additional markets."
         The company reported record total operating revenues of $352.6 million during the fourth quarter of 1997, an increase of 17 percent from $300.3 million in the same period last year. For the year ended Dec. 31, 1997, the company reported record total operating revenues of $1.35 billion, up 23 percent from $1.1 billion in 1996. Service revenues during the fourth quarter of 1997 were $338.6 million, up 18 percent from $286.6 million reported for the same period in 1996. Service revenues for the year were $1.3 billion, up 23 percent from $1.05 billion reported in 1996.
         360 reported record fourth quarter operating cash flow of $116.7 million, a 39 percent increase from $83.9 million reported in the fourth quarter of 1996. For the year, 360 reported record operating cash flow of $458.5 million, a 25 percent increase over $366.7 million in 1996. Operating cash flow as a percentage of service revenues reached 34.5 percent for the fourth quarter and 35.4 percent for the year, compared with 29.3 percent for the fourth quarter of 1996 and 34.8 percent for the year ended 1996. Cellular-only cash flow margin was 35.2 percent for the fourth quarter of 1997 and 36.6 percent for the year.
         360 added 133,000 net customers during the quarter, down from 168,000 during the fourth quarter of 1996. For the year, 360 added 443,000 net customers and ended the year with 2.6 million customers, up 20 percent from 2.1 million at Dec. 31, 1996.

                                     -more-

360 Reports Fourth Quarter/Year-end Results
Page 3


         During 1997, for the first time in the company's history, 360's cellular business achieved double-digit market penetration, which represents the company's share of customers as a percentage of the estimated population in its service areas. The company reported a market penetration rate of 10.7 percent at Dec., 31, 1997, compared with 8.9 percent at Dec. 31, 1996. 360's total market penetration is among the highest in the industry. At Dec. 31, 1997, the company reached 20 percent penetration in six markets and 15 percent penetration in eight additional markets.
         360's average monthly churn rate, which measures the percentage of customers who discontinue service, was 1.88 percent in 1997, compared with 1.86 percent in 1996.
         Service revenue per average customer per month for the fourth quarter of 1997 was $44.81, down 5.1 percent from $47.20 during the prior-year period. For the year, service revenue per average customer per month declined 8 percent to $45.44, from $49.39 during 1996.
         360's revenue per customer trend and churn rate compare favorably with the industry average.
         During the fourth quarter, the company entered into a definitive agreement to divest its 27.9 percent interest in the Omaha, Neb., cellular market, through the sale of its interest in the Omaha Cellular General Partnership.
         Chicago-based 360 Communications provides wireless voice and data services to 2.6 million customers in more than 100 markets in Florida, Illinois, Indiana, Iowa, Kentucky, Nevada, New Mexico, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, Virginia and West Virginia. The company also offers residential long distance and paging services. In addition to the New York Stock Exchange, 360 Communications' stock is listed on the Chicago and Pacific stock exchanges under the symbol XO.

                                     -more-

360 Reports Fourth Quarter/Year-end Results
Page 4


         Forward-Looking Statements

         Except for historical information contained herein, the matters discussed and the statements made in this release concerning the company's future prospects are forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results or outcomes to differ materially. Such risks and uncertainties are discussed under the heading "Forward-Looking Statements" in the company's most recent reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof and the company undertakes no
obligation  to  revise  or  update  such   statements   to  reflect   events  or
circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                      # # #
To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases also are available through PR Newswire and may be obtained by calling 1.800.578.7888, #111849. 360's Internet address is www.360.com.

EDITOR'S NOTE: A degrees SYMBOL should immediately follow the numerals "360" in the company's name. The word Degrees is NOT part of the company's name. If you are unable to add the degree symbol, just print "360 Communications."

                 360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                    (In thousands, except per share amounts)
                                   (Unaudited)




                                  For the Three Months       For the Year
                                   Ended December 31,      Ended December 31,
                                 --------------------- -------------------------
                                    1997       1996        1997         1996
                                 ---------- ---------- ------------ ------------
Operating Revenues
Service revenues                 $ 338,620  $ 286,593  $ 1,296,669  $ 1,052,726
Equipment sales                     13,935     13,735       50,503       43,146
                                 ---------- ---------- ------------ ------------
     Total operating revenues      352,555    300,328    1,347,172    1,095,872
                                 ---------- ---------- ------------ ------------

Operating Expenses
Cost of service                     39,410     31,253      158,309       99,745
Cost of equipment sales             35,127     33,317      116,456      104,327
Other operations expense            19,379     15,952       70,561       55,776
Sales, marketing and advertising
  expenses                          62,270     63,001      232,962      206,147
General, administrative and other
  expenses                          79,642     72,904      310,340      263,191
Depreciation and amortization       46,964     41,854      184,702      146,841
                                 ---------- ---------- ------------ ------------
     Total operating expenses      282,792    258,281    1,073,330      876,027
                                 ---------- ---------- ------------ ------------

Operating Income                    69,763     42,047      273,842      219,845
Interest expense                   (33,986)   (27,510)    (131,589)    (106,364)
Minority interests in net income
   of consolidated entities        (11,429)    (8,454)     (50,880)     (46,622)
Equity in net income of
   unconsolidated entities          16,227      9,875       60,681       50,234
Other income (expense), net (1)        210       (168)       3,270          255
                                 ---------- ---------- ------------ ------------
Income before income taxes          40,785     15,790      155,324      117,348
Income tax expense                  19,421     10,421       73,829       57,829
                                 ---------- ---------- ------------ ------------
     Net income                  $  21,364  $   5,369  $    81,495  $    59,519
                                 ========== ========== ============ ============

Basic and diluted earnings
   per share                     $    0.18  $    0.04  $      0.67  $      0.50
                                 ========== ========== ============ ============

Weighted average shares
   outstanding                     121,636    121,140      122,339      117,917
                                 ========== ========== ============ ============


(1) In January 1997, the Company recognized a gain of $3 million ($2 million, net of tax) in connection with the divestiture of its ownership interests in two of its unconsolidated entities.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED OPERATING DATA
                                   (Unaudited)



                                                    For the Three Months Ended
                                                      and as of December 31,
                                                   -----------------------------
                                                        1997           1996
                                                   --------------   ------------

Consolidated
EBITDA (in thousands)                               $    116,727    $    83,901
EBITDA margin                                              34.47%        29.28%
Capital expenditures (in thousands)                 $    127,079    $   106,580
Cellular
Controlled POPs                                       24,222,292     24,192,590
Controlled customers                                   2,582,613      2,156,412
Gross customer additions                                 294,789        292,091
Net customer additions                                   132,617        167,661
Average customers                                      2,505,579      2,023,923
Churn                                                       1.93%         1.88%
Penetration                                                10.66%         8.91%
Service revenue per average customer per month      $      44.81   $      47.20
EBITDA margin                                              35.19%        30.50%
Cost to acquire a new customer                      $        281   $        273
Long Distance
Revenue (in thousands)                              $      2,709   $        370
EBITDA (in thousands)                               $     (1,732)  $     (3,399)


                                                         For the Year Ended
                                                       and as of December 31,
                                                   -----------------------------
                                                        1997            1996
                                                   --------------   ------------

Consolidated
EBITDA (in thousands)                               $    458,544   $    366,686
EBITDA margin                                              35.36%         34.83%
Capital expenditures (in thousands)                 $     81,313   $    300,123
Cellular
Controlled POPs                                       24,222,292     24,192,590
Controlled customers (1)                               2,582,613      2,156,412
Gross customer additions (2)                             998,865        874,318
Net customer additions (2)                               442,760        469,785
Average customers                                      2,366,964      1,776,040
Churn                                                      1.88%           1.86%
Penetration                                               10.66%           8.91%
Service revenue per average customer per month      $     45.44    $      49.39
EBITDA margin                                             36.55%          35.25%
Cost to acquire a new customer                      $       293    $        302
Long Distance
Revenue (in thousands)                              $     8,635    $        401
EBITDA (in thousands)                               $   (13,180)   $     (4,308)

(1) Controlled Customers for 1997 exclude 16,559 customers divested in the third quarter. Controlled Customers for 1996 include 184,870 customers added through acquisitions, of which 138,223 occurred in the fourth quarter.
(2)   The 1996 amounts exclude customer base acquired.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                 (In thousands)
                                   (Unaudited)


                                                            December 31,
                                                    ---------------------------
                                                        1997           1996
                                                    ------------   ------------
                ASSETS

Current Assets
Cash and cash equivalents                           $     3,471    $     2,554
Accounts receivable, less allowances
  of $6,602 and $5,730, respectively                    100,472        102,483
Other receivables                                        26,981         27,090
Unbilled revenue                                         35,618         35,712
Inventory                                                34,354         35,908
Deferred income taxes                                    15,220          8,462
Prepaid expenses and other                               14,051         16,634
                                                    ------------   ------------
    Total current assets                                230,167        228,843
                                                    ------------   ------------

Property, plant and equipment                         1,750,097      1,499,407
Less: accumulated depreciation                          561,140        415,981
                                                    ------------   ------------
Property, plant and equipment, net                    1,188,957      1,083,426
                                                    ------------   ------------

Investments in unconsolidated entities                  459,669        349,231
Intangibles, net                                      1,045,007      1,136,587
Other assets                                             18,124         13,982
                                                    ------------   ------------
    Total assets                                    $ 2,941,924    $ 2,812,069
                                                    ============   ============

      LIABILITIES AND SHAREOWNERS' EQUITY

Current Liabilities
Trade accounts and other payables                   $   241,127    $   227,654
Short-term borrowings                                    18,150         43,750
Advance billings                                         31,779         28,314
Accrued taxes                                            17,846         17,951
Accrued agent commissions                                11,923         12,089
Other                                                    46,386         21,090
                                                    ------------   ------------
    Total current liabilities                           367,211        350,848
                                                    ------------   ------------

Long-term debt                                        1,825,347      1,699,778

Deferred Credits and Other Liabilities
Deferred income taxes                                    60,470        113,005
Postretirement and other benefit obligations              6,347          5,855
                                                    ------------   ------------
    Total deferred credits and other liabilities         66,817        118,860
                                                    ------------   ------------

Minority interests in consolidated entities             173,248        180,083
                                                    ------------   ------------

Shareowners' Equity
Common  stock  ($.01 par  value;  1,000,000,000
  shares  authorized;  issued and outstanding
  121,267,127 shares in 1997 and 123,308,921
  shares in 1996)                                         1,233          1,233
Additional paid-in capital                              774,938        773,472
Accumulated deficit                                    (229,437)      (310,932)
Treasury stock, at cost (2,097,021 shares in 1997
  and 55,227 shares in 1996)                            (37,433)        (1,273)
                                                    ------------   ------------
    Total shareowners' equity                           509,301        462,500
                                                    ------------   ------------
    Total liabilities and shareowners' equity       $ 2,941,924    $ 2,812,069
                                                    ============   ============

                  360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (In thousands)
                                   (Unaudited)



                                                For the Year Ended December 31,
                                               ---------------------------------
                                                  1997        1996       1995
                                               ---------- ----------- ----------
Operating Activities
Net income (loss)                              $  81,495  $   59,519  $  (1,695)
Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
     Depreciation and amortization               184,702     146,841    114,731
     Deferred income taxes                        41,286      36,197     36,267
     Gain on the sale of cellular investments     (3,029)      -----      -----
     Equity in net income of unconsolidated
       entities, net of distributions            (22,903)    (27,838)    (7,206)
     Minority interests in net income of
       consolidated entities                      50,880      46,622     34,269
     Changes in operating assets and
         liabilities, excluding acquisitions
       Receivables, net                           (2,161)    (28,748)   (20,610)
       Other current assets                        5,058     (23,222)     7,592
       Trade accounts and other payables          21,301     110,146      3,420
       Accrued expenses and other
         current liabilities                      33,379      (3,984)     6,365
       Noncurrent assets and liabilities, net     (5,007)       (685)    12,007
     Other, net                                    2,704       4,425     (1,847)
                                               ---------- ----------- ----------
Net Cash Provided by Operating Activities        387,705     319,273    183,293
                                               ---------- ----------- ----------

Investing Activities
Capital expenditures                            (281,313)   (300,123)  (323,651)
Acquisitions and divestitures                    (56,629)   (352,533)    (1,142)
Investments in unconsolidated entities
  and other                                      (80,928)    (14,890)    (3,743)
                                               ---------- ----------- ----------
Net Cash Used for Investing Activities          (418,870)   (667,546)  (328,536)
                                               ---------- ----------- ----------

Financing Activities
Net borrowings (payments) under bank revolving
  credit facility                                (80,000)    680,000      -----
Proceeds from long-term debt                     200,000     900,000      -----
Debt issuance costs                               (1,609)    (15,229)     -----
Net short-term borrowings (payments)             (25,600)     43,750      -----
Purchases of common stock for treasury           (36,401)     (3,427)     -----
Increase in advances from affiliates               -----     135,892    158,482
Contributions from minority investors                100       5,636      7,228
Distributions to minority investors              (25,358)    (14,849)    (6,971)
Repayment of advances from affiliates              -----  (1,400,000)     -----
Other, net                                           950          31      -----
                                               ---------- ----------- ----------
Net Cash Provided by Financing Activities         32,082     331,804    158,739
                                               ---------- ----------- ----------

Increase (Decrease) in Cash and Cash
  Equivalents                                        917     (16,469)    13,496
Cash and Cash Equivalents at Beginning of Year     2,554      19,023      5,527
                                               ---------- ----------- ----------
Cash and Cash Equivalents at End of Year       $   3,471  $    2,554  $  19,023
                                               ========== =========== ==========